-------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported): October 7, 2004


                                ----------------

                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

    [_]  Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

    [_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

    [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

                               -------------------

-------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Item 5.03 Amendments to Articles of Incorporation or Bylaws .........  Page 1

Item 9.01 Financial Statements and Exhibits. ........................  Page 3

Signatures  .........................................................  Page 4

Exhibit Index  ......................................................  Page 5

















































Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On October 7, 2004, the registrant's board of directors approved changes to the registrant's bylaws, effective upon adoption. The changes are summarized as follows:

Section 3.7. This provision clarifies the powers of the person who chairs an annual meeting of shareholders or a special meeting of shareholders.

Section 3.8. This provision defines the manner in which shareholders may propose items for consideration at the annual meeting of shareholders. A person wishing to nominate a director or bring other business before the annual meeting must be a record shareholder and give timely notice in writing to the Clerk containing specific information required by the registrant's bylaws. The notice must be received by the registrant not less than 90 nor more than 135 days before the anniversary date of the prior year's annual meeting, unless the annual meeting is to be held on a date more than thirty days before or after such anniversary date, in which case the notice must be received not later than 10 days after the registrant announces publicly the intended date of the annual meeting.

Section 8.1. This provision clarifies that the registrant may keep its books, accounts and records at its principal office, at the registered office of its Clerk or at any other office approved by the board.

Section 8.2. This provision requires a shareholder who wishes to inspect corporate records to first notify the registrant in writing, specifying the records he or she wishes to inspect and his or her purpose in seeking the inspection. The registrant may condition inspection on receipt of undertakings intended to preserve the confidentiality of any nonpublic financial information or other competitively sensitive information about the registrant or its business, to pay the registrant's reasonable costs in making any of the requested records available and, in the event of a breach by the shareholder, to indemnify the registrant against its reasonable costs of enforcing any restrictions on use of the requested records. The registrant may also, as a condition to the disclosure of any nonpublic information or other competitively sensitive information, and as a condition to the disclosure of personal information about shareholders, directors, officers or employees of the registrant, require the shareholder to execute a confidentiality agreement.

In addition to the new sections specified above, the amended bylaws now specify the notice required for special meetings of the board of directors and make further changes intended to conform the bylaws to provisions of Maine law, particularly the comprehensive revisions to the Maine Business Corporation Act which became effective July 1, 2003, and the registrant's practices.

These changes include removal of the provisions requiring election of the Clerk by shareholders, changes in the notice requirement for shareholder meetings, updating the provision regarding availability of a shareholders list for inspection prior to a shareholder's meeting from a 10 day period beginning 10 days prior to the meeting date to a period beginning two days after notice of a meeting is given and continuing through the meeting, and providing that instead of adjourning a meeting upon demand of a shareholder seeking inspection of the list, a shareholder may apply to the Maine Superior Court to postpone a meeting, in the event that the shareholder list has not been made available for inspection as required.
Page 1
The amendments to the bylaws also reduce the minimum number of directors who can serve on the executive committee from five to three.

The bylaws were also amended, consistent with the revised Maine Business Corporation Act, to remove the requirement that notice of a proposed amendment to the bylaws be included in the notice of a directors meeting at which such action is taken.

A conformed copy of the registrant's bylaws, as amended on October 7, 2004, is included herewith as Exhibit 3.2. As previously disclosed, the registrant's Articles of Incorporation were amended at the registrant's annual meeting of shareholders on April 27, 2004. A copy of the amended articles is also included herewith as an exhibit, Exhibit 3.1.













































Page 2
Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.
     --------

The following Exhibits are being furnished herewith:

3.1 Conformed Copy of the Registrants Articles of Incorporation, as Amended April 27, 2004
3.2 Conformed Copy of the Registrant's Bylaws, as Amended October 7, 2004














































Page 3
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FIRST NATIONAL LINCOLN CORPORATION

                                By:  /s/ F. STEPHEN WARD
                                     ---------------------
                                     F. Stephen Ward
                                     Treasurer and Chief Financial Officer

Dated:  October 7, 2004










































Page 4
                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
------                     ----------------------

3.1 Conformed Copy of the Registrants Articles of Incorporation, as Amended April 27, 2004
3.2 Conformed Copy of the Registrant's Bylaws, as Amended October 7, 2004
















































Page 5